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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )



Filed by the Registrant |X|       Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           AMERICAN EAGLE FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
      5)   Total fee paid:

--------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

--------------------------------------------------------------------------------

      2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      3)   Filing Party:

--------------------------------------------------------------------------------

      4)   Date Filed:

--------------------------------------------------------------------------------

                           AMERICAN EAGLE FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416

Dear Shareholder:


         You are cordially invited to attend a Special Joint Meeting of Shareholders (the "Meeting") of American Eagle Capital Appreciation Fund and American Eagle Twenty Fund (the "Funds") in order to vote on several important proposals. Each Fund is a series of American Eagle Funds, Inc. The Meeting will be held at the offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on Wednesday, September 20, 2000, at 2:00 p.m. (Central Time).


         Enclosed you will find a detailed Proxy Statement and a proxy card for you to register your vote and mail back to us. You will also find a summary of the proposals in a "Question and Answer" format that will provide answers to many of your anticipated questions. After you have read the enclosed materials, please fill out your proxy card, sign it and send it back to us. While we would welcome your attendance at the Meeting, whether or not you expect to attend the Meeting, please sign and return the enclosed proxy card in the enclosed postage-paid envelope.

YOUR PROMPT VOTE MAKES A BIG DIFFERENCE

         It is very important that you vote as soon as possible since many of these proposals require that a majority of the shareholders participate in the voting process. If the required number of shareholders DO NOT participate, additional mailings and shareholder solicitation will need to take place at the expense of the Fund. Your prompt vote will help save time and money.

THE BOARD OF DIRECTORS RECOMMENDS A "YES" VOTE FOR EACH PROPOSAL

         All of the proposals have been thoroughly reviewed by the Funds' Board of Directors, whose role is to protect your interest as a shareholder. The Funds' Board of Directors believes that the proposals are in the best interest of the applicable Fund and its shareholders and unanimously recommends that you vote FOR each proposal.

         Thank you for taking the time to cast this very important vote.

                                   Sincerely,




                                   Marcus E. Jundt
                                   PRESIDENT

HERE IS A BRIEF OVERVIEW OF THE PROPOSALS THAT ARE BEING RECOMMENDED FOR YOUR FUND. PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT BEFORE DECIDING HOW TO VOTE ON THESE PROPOSALS.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on proposals to:

o Set the number of directors at seven and to elect each member of the Board of Directors.

o Approve the modification of certain investment restrictions of the Funds.

o Approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

WHAT DO BOARD MEMBERS DO?

Board members represent the interests of shareholders and oversee the management of the Funds.

WHY IS THE BOARD RECOMMENDING CHANGES TO SOME OF THE FUNDS' INVESTMENT RESTRICTIONS?

Each Fund has a number of investment restrictions that are "fundamental," which means that they may be changed only with the approval of shareholders. Because some of the Funds' fundamental investment restrictions, in the opinion of Jundt Associates, are unnecessarily restrictive in light of modern investment practices, the Board is recommending that certain of the Funds' investment restrictions be modified.

WHY IS A SHAREHOLDER VOTE REQUIRED TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS WITH JUNDT ASSOCIATES, INC?

The Investment Company Act of 1940 generally requires that shareholders approve a new investment advisory agreement whenever there is a change in control of the investment adviser. Marcus E. Jundt, the president of each Fund, has announced that he will acquire a controlling interest in Jundt Associates, Inc, the investment adviser to each Fund. The proposed acquisition will result in a change in control of Jundt Associates, Inc. which, therefore, requires a shareholder vote on a new investment advisory agreement for each Fund. The Board is recommending that shareholders of each Fund approve the new Investment Advisory Agreement with Jundt Associates, Inc.

HOW WILL THE NEW INVESTMENT ADVISORY AGREEMENT WITH JUNDT ASSOCIATES, INC. AFFECT THE MANAGEMENT OF MY FUND INVESTMENTS?

Under the terms of the proposed Investment Advisory Agreements, the investment management fees paid by your Fund will remain the same. In addition, the portfolio managers for each Fund will remain the same.

Information about Marcus E. Jundt and the new Investment Advisory Agreements can be found in the proxy statement.


WHO SHOULD I CALL FOR MORE INFORMATION REGARDING THE PROXY STATEMENT OR THE PROXY CARD?

For information regarding the proxy, call D.F. King, our proxy solicitor, at 1-800-714-3312.

                           AMERICAN EAGLE FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                   TO BE HELD ON WEDNESDAY, SEPTEMBER 20, 2000

         American Eagle Capital Appreciation Fund and American Eagle Twenty Fund (the "Funds"), each a series of American Eagle Funds, Inc., will hold a Special Joint Meeting of Shareholders (the "Meeting") at the offices of offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on Wednesday, September 20, 2000, at 2:00 p.m. (Central Time) for the following purposes:


         1. To set the number of directors at seven and to elect each member of the Board of Directors.

         2. To approve the modification of certain investment restrictions of the Funds.

         3. To approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

         4. To transact any other business properly brought before the Meeting.

         The Funds' Board of Directors unanimously recommends approval of each item listed on this Notice of Special Joint Meeting of Shareholders.

         Only shareholders of record as of the close of business on July 31, 2000 may vote at the Meeting or any adjournment(s) of the Meeting.

                               James E. Nicholson
                               SECRETARY


Dated: August 23, 2000

                           AMERICAN EAGLE FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


                                 PROXY STATEMENT


                      SPECIAL JOINT MEETING OF SHAREHOLDERS
                          WEDNESDAY, SEPTEMBER 20, 2000

         The Board of Directors of American Eagle Funds, Inc. (the "Company"), is soliciting the enclosed proxy in connection with a special joint meeting of shareholders (the "Meeting to be held at the offices of offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on Wednesday, September 20, 2000, at 2:00 p.m. (Central Time), and any adjournment of the Meeting.


         The Company offers its shares in two different series, American Eagle Capital Appreciation Fund and American Eagle Twenty Fund (each a "Fund"). Each Fund's investment advisor is Jundt Associates, Inc. ("Jundt Associates"). U.S. Growth Investments, Inc. ("U.S. Growth Investments") is the Funds' principal underwriter. Both Jundt Associates and U.S. Growth Investments are located at 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416.


         The Company will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Shareholders' Meeting and this Proxy Statement. Representatives of Jundt Associates, without cost to the Company, may solicit proxies by means of mail, telephone, or personal calls. Jundt Associates has arranged for an outside firm, D. F. King, to solicit shareholder votes by telephone on behalf of the Companies. This procedure is expected to cost approximately $3,000, plus transaction-based costs and expenses, which will be allocated among the Funds based on their net assets.

         In order for the Meeting to go forward, there must be a quorum. This means that at least 10% of the Company's shares must be represented at the meeting--either in person or by proxy. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Therefore, broker non-votes and abstentions will be counted as votes against each proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Under the Company's Articles of Incorporation, the election of directors will be determined based on a percentage of votes cast at the Special Joint Meeting of Shareholders. If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).


         You may revoke your proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Fund, or by voting in person at the Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

         Only shareholders of record on July 31, 2000 may vote at the Meeting or any adjournment of the Meeting. On that date the Funds had the following numbers of shares of common stock issued and outstanding:


FUND                                                                     SHARES
----                                                                     ------
American Eagle Funds, Inc.
     American Eagle Capital Appreciation Fund..........................  716,189
     American Eagle Twenty Fund........................................  593,016


         Each shareholder is entitled to one vote for each share owned on the record date. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.

         At this point, we know of no other business to be brought before the Meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

         THE FUNDS' MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT 615 EAST MICHIGAN STREET, 3RD FLOOR, MILWAUKEE, WISCONSIN 53201-5207 OR CALL 1-800-370-0612.


         Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call D.F. King at 1-800-714-3312.

         This proxy statement and proxy cards were first mailed to shareholders on or about August 23, 2000.

                              SUMMARY OF PROPOSALS

         The Board of Directors of the Funds is asking for your vote on the following proposals. Each proposal is described in detail below.

PROPOSAL
--------
1. To set the number of directors at seven and to elect each member of the Board of Directors

2.       To approve the modification of the following investment restrictions:


         A.       Modify investment restrictions regarding borrowing

         A. Modify investment restrictions regarding the issuance of senior securities


         B. Modify investment restrictions regarding concentration in a particular industry

         C. Modify investment restrictions regarding investments in real estate

         D. Modify investment restrictions regarding investments in commodities

         E.       Modify investment restrictions regarding lending

3. To approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

4.       To transact such other business as may properly come before the Meeting

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         At the Meeting you will be asked to elect the nominees listed below to the Company's Board of Directors, and to thereby set the number of Directors at seven (based on the authority of the Board of Directors to increase or decrease the number of directors).

         Each director will serve until the next meeting of the shareholders or until his successor is elected. Information regarding each nominee's principal occupation and business experience is set forth below.


         The Company's Board of Directors has an audit committee and nominating committee. The members of the audit committee are John E. Clute, Demetre M. Nicoloff and Darrell R. Wells, and the members of the nominating committee are John E. Clute, Floyd Hall, Demetre M. Nicoloff, Darrell R. Wells and Clark W. Jernigan. The Company's Board of Directors does not have a compensation committee.

         During the fiscal year ended December 31, 1999, there were four meetings of the Board of Directors, two meetings of the audit committee, and one meeting of the nominating committee. During fiscal year 1999, each director attended at least 75% of the Board of Directors meetings and meetings of committees on which he or she served.


         The audit committee's purpose is to oversee the Funds' accounting and financial reporting policies and practices and matters relating to internal control, to oversee the quality and objectivity of the Funds' financial statements and the independent audits of those statements and to be a liaison between the independent auditors of the Fund and the full Board of Directors. The nominating committee will act to present names for consideration for election of Board members in the event of a vacancy or expansion of the Board of Directors. This committee will consider nominees recommended to it for consideration by shareholders of the Company.

                                            PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                        PAST 5 YEARS AND OTHER AFFILIATIONS
--------------------------              ----------------------------------------

James R. Jundt*                         Chairman of the Board, Chief Executive
Age: 58                                 Officer, Secretary and portfolio manager
1550 Utica Avenue South                 of Jundt Associates, Inc. since its
Suite 950                               inception in 1982. Chairman of the
Minneapolis, MN 55416                   Board and a portfolio manager of The
                                        Jundt Growth Fund, Inc. since 1991,
                                        Jundt Funds, Inc. since 1995 and, since
                                        1999, American Eagle Funds, Inc.
                                        President of The Jundt Growth Fund, Inc.
                                        from 1991 to 1999 and Jundt Funds,
                                        Inc. from 1995 to 1999. Chairman of the
                                        Board of the Distributor since 1995.
                                        Also a trustee of Gonzaga University.


John E. Clute                           Dean and Professor of Law, Gonzaga
Age: 65                                 University School of Law, since 1991;
1221 West Riverside                     previously Senior Vice President Human
 Avenue                                 Resources and General Counsel, Boise
Spokane, WA 99201                       Cascade Corporation (forest products).
                                        Director of The Jundt Growth Fund, Inc.
                                        since 1991, Jundt Funds, Inc. since
                                        1995 and, since 1999, American Eagle
                                        Funds, Inc. Also a director of Hecla
                                        Mining Company (mining) and two private
                                        companies.

Floyd Hall                              Chairman, President and Chief Officer
Age: 61                                 Executive of K-Mart Corporation from
190 Upper Mtn Ave.                      1995 to 2000. Chairman from 1989 to
Montclair, NJ 07042                     1998 and Chief Executive Officer from
                                        1989 to 1995 of The Museum Company and
                                        Alva Replicas. Chairman and Chief
                                        Executive Officer from 1984 to 1989 of
                                        The Grand Union Company. Chairman and
                                        Chief Executive Officer from 1981 to
                                        1984 of Target Stores. President and
                                        Chief Executive Officer from 1974 to
                                        1981 of B. Dalton Bookseller. Director
                                        of The Jundt Growth Fund, Inc. since
                                        1991, Jundt Funds, Inc. since 1995 and,
                                        since 1999, American Eagle Funds, Inc.

Demetre M. Nicoloff                     Cardiac and thoracic surgeon, Cardiac
Age: 66                                 Surgical Associates, P.A., Minneapolis,
1492 Hunter Drive                       Minnesota. Director of The Jundt Growth
Wayzata, MN 55391                       Fund, Inc. since 1991, Jundt Funds,
                                        Inc. since 1995 American Eagle Funds,
                                        Inc. Also a director of Optical Sensors
                                        Incorporated (patient monitoring
                                        equipment); Micromedics, Inc.
                                        (instrument trays, ENT specialty
                                        products and fibrin glue applicators);
                                        Applied Biometrics, Inc. (cardiac
                                        output measuring devices); and
                                        Urometrics, Inc. (ultrasound imaging
                                        equipment).

Darrell R. Wells                        Managing Director, Security Management
Age: 57                                 Company (asset management firm) in
Suite 310                               Louisville, Kentucky. Director of The
4350 Brownsboro Road,                   Jundt Growth Fund, Inc. since 1991,
Louisville, KY 40207                    Jundt Funds, Inc. since 1995 and, since
                                        1999, American Eagle Funds, Inc. Also a
                                        director of Churchill Downs Inc. (race
                                        track operator) and Citizens Financial
                                        Inc. (insurance holding company), as
                                        well as several private companies.

                                            PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                        PAST 5 YEARS AND OTHER AFFILIATIONS
----------------                        -----------------------------------

Clark W. Jernigan                       Engineering Director, Cirrus Logic,
Age: 39                                 Inc., Communications Products Division,
1201 Verdant Way                        Austin, Texas since 1997; Research
Austin, TX 78746                        Associate Analyst, Alex. Brown & Sons
                                        Incorporated, New York, New York from
                                        1996 to 1997; Product Development
                                        Engineering Manager, Advanced Micro
                                        Devices, Inc., Embedded Processor
                                        Division, Austin, Texas from June 1991
                                        to 1996; since 1999, Director of The
                                        Jundt Growth Fund, Inc., Jundt Funds,
                                        Inc. and American Eagle Funds, Inc.

Marcus E. Jundt                         Vice Chairman of Jundt Associates, Inc.
Age: 35                                 since 1992. Research Analyst, Victoria
Suite 950                               Investors, New York, New York from 1988
1550 Utica Avenue South                 to 1992. Employed by Cargill Investor
Minneapolis, MN 55416                   Services, Inc. from 1987 to 1988. Since
                                        1999, President of Jundt Funds, Inc.,
                                        The Jundt Growth Fund, Inc. and
                                        American Eagle Funds, Inc. Portfolio
                                        Manager of Jundt Funds, Inc. since 1995
                                        and The Jundt Growth Fund since 1992.
                                        President of U.S. Growth Investments,
                                        Inc. since 1997. Also a director of a
                                        private company.

------------------
* James R. Jundt, the Chairman of the Board of the Company, and Marcus E. Jundt, the President of the Company, are "interested persons" of the Funds, as defined in the Investment Company Act. James R. Jundt is also a "controlling person," as defined in the Investment Company Act, of the Jundt Associates, the investment adviser to each Fund, and U.S. Growth Investments, the distributor of each of the Funds. James R. Jundt beneficially owns 95% of the stock of the Jundt Associates and owns 100% of the stock of the U.S. Growth Investments

         Each of the directors of American Eagle Funds, Inc. is also a director of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. American Eagle Funds, Inc., Jundt Growth Fund, Inc., and Jundt Funds, Inc. have agreed to pay its pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" of any fund company managed by the Investment Adviser. In the aggregate, American Eagle Funds, Inc., the Jundt Growth Fund, Inc. and Jundt Funds, Inc. have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. No compensation is paid to officers or directors who are "interested persons" of American Eagle Funds, Inc., Jundt Growth Fund, Inc. or Jundt Funds, Inc.

         Director fees and expenses aggregated $81,129 for the fiscal year ended December 31, 1999. The following table sets forth for such period the aggregate compensation (excluding expense reimbursements) paid by the Fund Complex to the directors during the year ended December 31, 1999:

                               COMPENSATION TABLE

                               AGGREGATE            PENSION OR
                               COMPENSATION         RETIREMENT
                               RECEIVED FROM        BENEFITS ACCRUED     ESTIMATED ANNUAL     TOTAL COMPENSATION
        NAME OF PERSON,        AMERICAN EAGLE       AS PART OF FUND      BENEFITS UPON        FROM FUND COMPLEX
        POSITION               FUNDS, INC.          EXPENSES             RETIREMENT           PAID TO DIRECTORS*
        ---------------------- -------------------- -------------------- -------------------- --------------------
        James R. Jundt,
         Chairman............. $0                   $0                   $0                   $0
        John E. Clute......... $0                   $0                   $0                   $18,200
        Floyd Hall............ $0                   $0                   $0                   $18,200
        Demetre M. Nicoloff... $0                   $0                   $0                   $18,200
        Darrell R. Wells...... $0                   $0                   $0                   $18,200
        Clark W. Jernigan..... $0                   $0                   $0                   $0

------------------
*Total Compensation paid to directors is for services on the board of The Jundt
 Growth Fund, Inc., Jundt Funds, Inc. and American Eagle Funds, Inc.


VOTE REQUIRED


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE TO SET THE NUMBER OF DIRECTORS AT SEVEN AND VOTE IN FAVOR OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY. The vote of a majority of the shares of the Company represented at the Meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees. The proxies will vote for the above seven nominees. All of the nominees listed above have consented to serve as Directors if elected. In the event that any of the above nominees are not candidates for election at the Meeting, the proxies may vote for such other persons as Jundt Associates may designate. Nothing currently indicates such situation will arise.

                                  PROPOSAL TWO
                               THE MODIFICATION OF
                       FUNDAMENTAL INVESTMENT RESTRICTIONS



         Each Fund has a number of investment restrictions that are "fundamental," which means that they may be changed only with the approval of shareholders. Because certain fundamental investment restrictions, in the opinion of Jundt Associates, are unnecessarily restrictive, Jundt Associates proposed that certain of the Funds' investment restrictions be modified. The Board of Directors has adopted these proposals, subject to shareholder approval.

         The Investment Company Act of 1940 (the "Investment Company Act") requires that only certain activities of investment companies be governed by fundamental investment restrictions. The Board of Directors has recommended that shareholders approve proposed revisions to the fundamental investment restrictions of the Funds governing these activities. Each proposed revision is, in general, intended to provide the Board with the maximum flexibility permitted under the Investment Company Act, and to provide uniformity among the Funds' investment restrictions.


A.      MODIFY INVESTMENT RESTRICTIONS REGARDING BORROWING

         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to borrow money. The proposed modification to each Fund's current investment restriction is designed to provide the Funds with additional borrowing power, should the Commission modify its interpretation of the Investment Company Act. Additional borrowing power allows the Funds greater flexibility to respond to sudden needs for cash. The Funds' current investment restrictions regarding borrowing and the issuance of senior securities are set forth below.

               The Fund may not borrow money, except from banks for temporary or emergency purposes or as required in connection with otherwise permissible leverage activities (as described in the Funds' Prospectus and Statement of Additional Information) and then only in an amount not in excess of one-third of the value of the Fund's total assets.


         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION OR INVESTMENT RESTRICTIONS REGARDING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES WITH THE FOLLOWING INVESTMENT RESTRICTION:


               THE FUND MAY NOT BORROW MONEY IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT OF 1940.

         The Board believes that the Funds' current investment restriction regarding borrowing is unnecessarily restrictive and could be disadvantageous to shareholders. The additional borrowing power will provide the

Funds with greater flexibility to respond to sudden needs for cash that may arise and that cannot be anticipated. Ordinarily, a Fund would expect to be able to meet needs for cash to facilitate redemptions by using current cash flow arising from new investments, investment income, and liquidations of securities in the ordinary course of business. However, there may be instances when these sources of cash flow are not sufficient to meet current cash needs, in which case the ability to borrow money may be advantageous to the Funds. In addition, the Funds may use the additional borrowing power to purchase additional securities, a practice known as "leveraging."


         The proposed investment restriction would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The Investment Company Act requires borrowings to have 300% asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets under the proposed borrowing investment restriction. This asset coverage requirement applies at all times, and not just at the time of borrowing.


         All borrowing involves risks. Interest paid by a Fund on borrowed funds will decrease the net earnings of the Fund. In addition, if a Fund borrows to invest in additional securities, the Fund will incur a loss unless the income or gain on such investment exceeded the interest payable with respect to the borrowing. Borrowing for leverage will also increase a Fund's volatility and the risk of loss in a declining market. The use of leverage in a declining market will result in a greater decrease in net asset value (possibly by multiples, depending upon the degree of leverage) than if the Fund were not so leveraged. Fund shareholders may lose money as a result of the use of leverage.

B.      MODIFY INVESTMENT RESTRICTIONS REGARDING THE ISSUANCE OF SENIOR
        SECURITIES

         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to issue senior securities. The proposed modification to each Fund's current investment restriction is designed to provide additional flexibility to issue senior securities, should the Commission modify its interpretation of the Investment Company Act. The Funds' current investment restriction regarding the issuance of senior securities is set forth below.

         The Fund may not issue senior securities, as defined in the Investment Company Act, except as required in connection with otherwise permissible options, futures contracts and leverage activities (as described in the Funds' Prospectus and Statement of Additional Information).

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES WITH THE FOLLOWING INVESTMENT RESTRICTION:

               THE FUND MAY NOT ISSUE SENIOR SECURITIES IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT OF 1940.

         The proposed investment restriction provides additional flexibility for the Funds to issue senior securities, should the Commission modify its interpretation of the Investment Company Act. Senior securities include any obligation of a fund that takes priority over the claims of the fund's shareholders. The Investment Company Act prohibits open-end funds from issuing most types of senior securities, but permits funds, if specified conditions are met, to enter into certain transactions that might be considered to involve the issuance of senior securities. For example, a Fund may enter into a transaction that obligates it to pay money at a future date, such as purchasing securities on a when-issued basis, if cash or liquid securities are set aside to cover the obligation. The proposed investment restriction permits these types of transactions, if a Fund sets aside cash or liquid securities to cover its obligations.

         The proposed investment restriction does not materially change the Funds' current investment restrictions. However, rather than specifying events where it is permissible for the Fund to issue senior securities, as the current investment restrictions do, the proposed investment restriction simply limits the ability of the Funds' to issue senior securities based on current interpretations of the Investment Company Act. This will provide the Fund with more flexibility should the staff of the Commission modify its interpretation of the Investment Company Act to permit additional transactions which might otherwise be considered an impermissible issuance of senior securities.

C. MODIFY THE INVESTMENT RESTRICTION REGARDING CONCENTRATION IN A PARTICULAR INDUSTRY

         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to concentrate investments in a particular industry or group of industries. The proposed modification to each Fund's current investment restriction is designed to provide additional flexibility to concentrate in a particular industry (or group of industries), should the Commission modify its interpretation of the Investment Company Act. The Funds' current investment restrictions regarding industry concentration are set forth below.


                  The Fund may not invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries); however, each Fund may invest more than 25% of its assets in one or more market sectors which may be made up of companies in a number of related industries.

         IT IS PROPOSED THAT THE FUNDS REPLACE THEIR CURRENT INVESTMENT RESTRICTIONS REGARDING CONCENTRATION WITH THE FOLLOWING INVESTMENT RESTRICTION:


                  THE FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT. SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES SHALL NOT BE CONSIDERED TO REPRESENT AN "INDUSTRY" WITHIN THE MEANING OF THIS LIMITATION. HOWEVER, A FUND MAY CONCENTRATE ITS INVESTMENTS IN ONE OR MORE MARKET SECTORS WHICH MAY BE MADE UP OF COMPANIES IN A NUMBER OF RELATED INDUSTRIES.

         The Investment Company Act requires that a Fund state its position regarding concentration in an industry. While the Investment Company Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission (the "Commission") takes the position that investment of 25% or more of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have 25% or more of its assets invested in that industry, and if its policy is not to concentrate, it must invest less than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

         As set forth above, each Fund has a policy not to concentrate its investments in a particular industry, except for U.S. Government securities and agencies or instrumentalities. A Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the Commission, or some combination thereof. Because a Fund may create its own reasonable industry classifications, Jundt Associates believes that it is not necessary to include such matters in the fundamental investment restrictions of the Funds.

         The proposed investment restrictions do not materially change the Funds' current investment restrictions. However, rather than defining concentration, as the current investment restrictions do, the proposed investment restrictions state that whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act as it is interpreted from time to time. This will provide the Fund with more flexibility should the staff of the Commission reinterpret the term "concentrate."


D.      MODIFY THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE

         The Investment Company Act requires that each Fund have fundamental investment restrictions governing its ability to invest in real estate. The proposed modification to each Fund's current investment restriction is designed to clarify that investments in securities backed by real estate or issued by companies that deal in real estate are not prohibited. The Funds' current investment restriction regarding real estate is set forth below.

         The Fund may not purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interest therein.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE WITH THE FOLLOWING INVESTMENT
RESTRICTION:

                  THE FUND MAY NOT ACQUIRE OR SELL REAL ESTATE UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR ANOTHER PERMISSIBLE INSTRUMENT. THIS LIMITATION SHALL NOT PROHIBIT THE FUND FROM ACQUIRING OR SELLING INVESTMENTS THAT MAY BE BACKED OR SECURED BY REAL ESTATE OR INTERESTS IN REAL ESTATE OR INVESTMENTS IN COMPANIES THAT DEAL IN OR OWN REAL ESTATE OR INTERESTS IN REAL ESTATE.


         Both the current and proposed investment restrictions prohibit direct investments in real estate. The proposed investment restriction clarifies, however, that investments in securities backed by real estate or issued by companies that deal in real estate are not prohibited. To the extent that a Fund buys securities backed by real estate or issued by companies that deal in real estate, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. The structure, cash flow, and management skill of real estate companies could also affect performance.

E.      MODIFY THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

         The Investment Company Act requires that each Fund have fundamental investment restrictions governing its ability to invest in commodities. The proposed modification to each Fund's current investment restriction is designed to clarify that the Funds are not permitted to invest in physical commodities or contracts relating to physical commodities. The Funds' current investment restriction regarding commodity investments is set forth below.

                  The Fund may not purchase or sell commodities or commodity contracts, except as required in connection with otherwise permissible options, futures contracts and commodity activities (as described in the Funds' Prospectus and Statement of Additional Information).


         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES WITH THE FOLLOWING INVESTMENT
RESTRICTION:

                  THE FUND MAY NOT ACQUIRE OR SELL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES CONTRACTS UNLESS ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF ANOTHER PERMISSIBLE INSTRUMENT. THIS LIMITATION SHALL NOT PROHIBIT THE FUND FROM ACQUIRING OR SELLING INVESTMENTS THAT

         MAY BE BACKED OR SECURED BY PHYSICAL COMMODITIES OR INVESTMENTS IN COMPANIES THAT DEAL IN OR OWN PHYSICAL COMMODITIES.


         The purpose of the proposed change is to clarify that the Funds are not permitted to invest in physical commodities or contracts relating to physical commodities. The Investment Company Act requires a mutual fund to state as a fundamental investment restriction the extent to which it may engage in the purchase and sale of commodities. At the time the Investment Company Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.


          Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

          Futures may be used for hedging (i.e., to protect against adverse future price movements in portfolio securities, or in securities a fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard a fund's portfolio. If the market declines as anticipated, the value of stocks in the portfolio would decrease, but the value of the futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held in the portfolio or that the portfolio manager intends to purchase. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract. In order to avoid the need to register with the Commodity Futures Trading Commission ("CFTC") as a "commodity pool operator," each Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio.

         The use of futures contracts, options on futures contracts and similar instruments would expose a Fund to additional investment risks and transaction costs. Risks include: the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates; an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and the risk that the counterparty to an instrument will fail to perform its obligations.


F.      MODIFY THE INVESTMENT RESTRICTION REGARDING LENDING

         The Investment Company Act requires each Fund to have a fundamental investment restriction regarding lending. The proposed modification to each Fund's current investment restriction is designed to provide the Funds with increased flexibility to rely on regulatory interpretations of Investment Company Act, which may increase the ability of the Funds to engage in such various types of lending. The Funds' current investment restrictions regarding lending are set forth below.


                  The Fund may not make loans of its assets to other parties, including loans of its securities (although it may, subject to the other restrictions or policies stated in the Funds' Prospectus and in this Statement of Additional Information, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan), in excess of one-third of it total assets.

                  IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING LENDING WITH THE FOLLOWING INVESTMENT
         RESTRICTION:

                  THE FUND MAY NOT MAKE LOANS IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT.


         As noted above, each Fund's current lending investment restriction prohibits making loans to others, but contains exceptions to this prohibition. For example, each Fund is permitted to enter into repurchase agreements and purchase of debt securities. Unlike the current investment restrictions, the proposed investment restriction does not specify the particular types of lending in which each Fund is permitted to engage. Instead, the proposed investment restriction permits each Fund to lend in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to Board approval, to lend its securities to the full extent permitted by the Investment Company Act. Currently, the maximum amount that any Fund could lend under the Investment Company Act would be portfolio securities equal to one-third of the value of the Fund's total assets (including securities lent).


         In addition, under the proposed new fundamental investment restriction, the Fund could rely on regulatory interpretations issued from time to time concerning what types of transactions are not deemed to involve "lending" for Investment Company Act purposes, and could engage in such other types of "lending" as may be permitted under the Investment Company Act and applicable interpretations from time to time. The proposed investment restriction, unlike the current investment restrictions, thus would permit the Funds to take advantage of new regulatory interpretations as they are issued, without seeking shareholder approval.


         The risks associated with increased lending of portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund will retain the right to call the loans at any time on reasonable notice.


VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THAT FUND'S INVESTMENT RESTRICTIONS. The changes must be approved by a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed investment restriction changes.

                                 PROPOSAL THREE
                          APPROVAL OF A NEW INVESTMENT
                         ADVISORY AGREEMENT BETWEEN EACH
                         FUND AND JUNDT ASSOCIATES, INC.

         PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH FUND AND JUNDT ASSOCIATES, INC.

         At the Meeting, the shareholders of each Fund will be asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement") between the Fund and Jundt Associates, which will replace the Fund's existing Investment Advisory Agreement with Jundt Associates (the "Existing Advisory Agreement"). This action is necessitated by a proposed change in ownership of Jundt Associates (as detailed below), which will cause each Fund's Existing Advisory Agreement to terminate automatically. To provide for the ongoing management of the Funds following such change in ownership (which will occur as soon as practicable following the shareholders' approval of the New Advisory Agreements), Fund shareholders are being asked to approve the New Advisory Agreements, which will take effect immediately upon such change in ownership.

         THE COMPANY'S BOARD OF DIRECTORS HAS APPROVED EACH FUND'S NEW ADVISORY AGREEMENT AND, WITHOUT QUALIFICATION, RECOMMENDS THAT IT BE APPROVED BY THE FUND'S SHAREHOLDERS.

         Jundt Associates serves as the investment advisor to each Fund under the Existing Advisory Agreements. James R. Jundt is the Chairman of the Board and Chief Executive Officer of Jundt Associates and currently owns 95% of its stock. A trust benefiting Mr. Jundt's children and grandchildren owns the remaining 5% of the stock. As soon as practicable following the shareholders' approval of the New Advisory Agreements, Marcus E. Jundt, currently the President and a portfolio manager of each Fund and son of James R. Jundt, has announced that he will acquire all of the Jundt Associates shares currently owned by James R. Jundt. This change in ownership (a "change in control" of Jundt Associates within the meaning of the Investment Company Act) will cause each Existing Advisory Agreement to terminate automatically. This, in turn, will necessitate adoption by each Fund of its New Advisory Agreement to enable Jundt Associates to continue to serve as the Funds' investment adviser following such change in ownership. Under the Investment Company Act, each Fund's New Advisory Agreement must be approved by the Fund's shareholders.

         The date of each Fund's Existing Advisory Agreement, the date of their most recent approval by the Board of Directors, and the date of their approval by Fund shareholders is set forth below:

                                            DATE OF                    SHAREHOLDER       MOST RECENT
         FUND                               AGREEMENT                  APPROVAL         BOARD APPROVAL
         ----                               ---------                  --------         --------------
         Capital Appreciation Fund.......   12/28/1995                 12/28/1995          7/25/2000
         Twenty Fund.....................   12/4/1995                  12/22/1995          7/25/2000

         At the most recent Board of Directors meeting on July 25, 2000, the only action taken with respect to the investment advisory agreements (in addition to the approval of the New Advisory Agreements) was a reapproval of the Existing Advisory Agreements until further action by the Funds' shareholders or the Board of Directors.

         Under each Fund's Existing Advisory Agreement, Jundt Associates is responsible for managing the Fund's investment portfolio. The Board of Directors supervises Jundt Associates' performance. Capital Appreciation Fund and Twenty Fund pay Jundt Associates a monthly advisory fee at an annual rate of 1.3% of the fund's average daily net assets. During each of the last three fiscal years, each Fund paid advisory fees as follows:

                                            YEAR ENDED DECEMBER 31,
         FUND                          1997           1998          1999
         ----                          ---------------------------------

         Capital Appreciation Fund....   *             *             *
         Twenty Fund..................   *             *             *

         * Fund formed after completion of fiscal year.


         Jundt Associates also serves as the investment adviser to the Jundt Opportunity Fund and Jundt Twenty-Five Fund, each a series of Jundt Funds, Inc., which have investment objective similar to the Capital Appreciation Fund and Twenty Fund, respectively. Under the terms of its investment advisory agreements with the Jundt Opportunity Fund and Jundt Twenty-Five Fund, Jundt Associates receives from each fund a monthly advisory fee at an annual rate of 1.3% of the fund's average daily net assets.


         Each Fund's Existing Advisory Agreement and New Advisory Agreement provide for the same compensation to Jundt Associates and further provide that the agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of a majority of the outstanding shares of the Fund, or by Jundt Associates, upon 60 days' written notice to the other party. Each Agreement also provides that for its automatic termination in the event of its "assignment" (which includes any change in control of Jundt Associates). The form of the New Advisory Agreement (marked to indicate proposed revisions to the Existing Advisory Agreement) is attached to this proxy statement as Appendix A.

         The only technical change being proposed in the New Advisory Agreement (in addition to its effective date) is to the provision that governs how the Agreement may be amended in the future. Each Existing Advisory Agreement provides that "No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund." Each proposed New Advisory Agreement will provide that "This Agreement may be amended in the manner prescribed by the Investment Company Act of 1940, as amended, or any successor statute. If the Investment Company Act were to require shareholder approval of such amendment, the approval shall mean a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund." The Board of Directors believes that this change could potentially provide the Funds with the flexibility to adopt future amendments that, according to applicable law, do not warrant the protections and expense of obtaining shareholder approval.


         In approving the New Advisory Agreements and recommending their approval by Fund shareholders, the Company's Board of Directors considered all relevant facts and circumstances, including but not limited to the following factors:

         o The terms of the New Advisory Agreements (including the fees payable to Jundt Associates) are substantially identical to the Existing Advisory Agreements.

         o Marcus E. Jundt has been employed by Jundt Associates as its Vice Chairman and as a portfolio manager since 1992. He has served as the President of U.S. Growth Investments, each Fund's distributor, since its inception and, since 1999, has served as each Fund's President. Over the past three years, Marcus Jundt has been responsible for all aspects of Jundt Associates' business lines and operations. In short, approval of the New Advisory Agreements will not result in any substantive changes in the manner in which Jundt Associates or the Funds are managed or in the portfolio managers responsible for managing the Funds.

                OFFICERS AND DIRECTORS OF JUNDT ASSOCIATES, INC.

         Information about each director and officer's position and term of office with Jundt Associates, Inc. and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.

NAME AND (AGE)             POSITION                   DURING PAST FIVE YEARS
--------------             --------                   ----------------------
James R. Jundt (58)       Chairman                    See biographical information in Proposal One.

Marcus E. Jundt (35)      Vice Chairman               See biographical information in Proposal One.

Jon C. Essen (36)         Chief Financial Officer     Chief  Financial  Officer of Jundt  Associates,
                                                      Inc. since 1998.  Treasurer of The Jundt Growth
                                                      Fund,  Inc.,  Jundt Funds,  Inc. and,  American
                                                      Eagle   Funds,    Inc.   since   1999.   Senior
                                                      Financial    Analyst,     Norwest    Investment
                                                      Services,  Inc.,  1997 to 1998.  Fund Reporting
                                                      and Control  Supervisor,  Voyageur  Funds Inc.,
                                                      1994 to 1997.


VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH JUNDT ASSOCIATES, INC. Each Fund's new Investment Advisory Agreement must be approved by a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         If the shareholders of any Fund fail to approve the New Advisory Agreement, the Board of Directors will promptly consider alternative courses of action and could request the shareholders of each such Fund to reconsider approval of the New Advisory Agreement. Under the provisions of the Investment Company Act and the terms of the Existing Advisory Agreement, the Existing Advisory Agreement will terminate immediately upon the consummation of the Assignment. If such a termination should occur before a new advisory agreement has been approved by Fund shareholders, Jundt Associates will continue providing advisory services to the Funds for compensation equal to the lesser of (a) the amounts which would be payable to it under the Existing Advisory Agreement, or
(b) the actual out-of-pocket costs and expenses incurred by it in providing such investment advisory services. In such event, Jundt Associates has agreed to provide its services in accordance with those terms, pending shareholder approval of the New Advisory Agreement.



                              OFFICERS OF THE FUNDS

         Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.

                                                            BUSINESS EXPERIENCE
NAME AND (AGE)                 POSITION                     DURING PAST FIVE YEARS
--------------                 --------                     ----------------------

James R. Jundt (58)            Chairman          See biographical information in Proposal One.

Marcus E. Jundt (35)           President         See biographical information in Proposal One.

Jon C. Essen (36)              Treasurer         See biographical information in Proposal Three.

James E. Nicholson (49)        Secretary         Partner with the law firm of Faegre & Benson LLP,
                                                 Minneapolis,  Minnesota,  which  has  served   as
                                                 general   counsel  to  the  Investment   Adviser,
                                                 Jundt  Growth  Fund,  Inc.,  Jundt  Funds,  Inc.,
                                                 American Eagle Funds, Inc., and  the  Distributor
                                                 since  their  inception.  Secretary of  The Jundt
                                                 Growth Fund,  Inc.  since  1991,   Jundt   Funds,
                                                 Inc.  since 1995  and  American Eagle Funds, Inc.
                                                 since 1999.



                          TABLE OF FUND SHARES HELD BY
                       DIRECTORS AND OFFICERS OF THE FUNDS

         The following table sets forth, as of July 31, 2000, beneficial ownership of the Funds' shares by each director and all directors and officers as a group:

                                                NUMBER OF            PERCENT OF
NAME OF DIRECTOR/OFFICER                      SHARES OWNED              FUNDS
------------------------                      ------------           ----------

AMERICAN EAGLE CAPITAL APPRECIATION FUND
James R. Jundt                                 103,209.985            14.41%
Marcus E. Jundt                                200,239.259            27.96%
John E. Clute                                            -             0.00%
Floyd Hall                                               -             0.00%
Demetre M. Nicoloff                                      -             0.00%
Darrell R. Wells                                         -             0.00%
Clark W. Jernigan                               20,413.199             2.85%
ALL DIRECTORS AND OFFICERS AS A GROUP          325,156.442            45.40%


AMERICAN EAGLE TWENTY FUND
James R. Jundt                                 100,101.112            16.88%
Marcus E. Jundt                                200,202.224            33.76%
John E. Clute                                            -             0.00%
Floyd Hall                                               -             0.00%
Demetre M. Nicoloff                                      -             0.00%
Darrell R. Wells                                         -             0.00%
Clark W. Jernigan                                        -             0.00%
ALL DIRECTORS AND OFFICERS AS A GROUP          301,562.336            50.85%

                     ADDITIONAL INFORMATION ABOUT THE FUNDS


         As of December 31, 1999, the following persons were known to Jundt Associates to be the beneficial owners of 5% or more of any of the Funds.


                                              NUMBER OF             PERCENT
FUND/NAME AND ADDRESS OF BENEFICIAL OWNER    SHARES OWNED           OF FUND
-----------------------------------------    ------------           -------

AMERICAN EAGLE CAPITAL APPRECIATION FUND

Marcus Jundt                                   200,239              27.96%
2200 Huntington Point Road
Wayzata, MN 55391

James R. Jundt                                 103,210              14.41%
1400 Bracketts Point Road
Wayzata, MN 55391

Vacan Corporation Profit Sharing Plan           58,040               8.10%
7223 Lanham Lane
Edina, MN 55439

James R. Jundt Irrevocable Trust                45,055               6.29%
Mary Joann Jundt, Trustee
1400 Bracketts Point Road
Wayzata, MN 55391

AMERICAN EAGLE TWENTY  FUND

Marcus Jundt                                   200,202              33.76%
2200 Huntington Point Road
Wayzata, MN 55391

James R. Jundt                                 100,101              16.88%
1400 Bracketts Point Road
Wayzata, MN 55391

James R. Jundt Irrevocable Trust                45,046               7.60%
Mary Joann Jundt, Trustee
1400 Bracketts Point Road
Wayzata, MN 55391

                    FIRMS THAT PROVIDE SERVICES TO THE FUNDS


                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                       1550 Utica Avenue South, Suite 950
                          Minneapolis, Minnesota 55416

                                   DISTRIBUTOR
                          U.S. Growth Investments, Inc.
                       1550 Utica Avenue South, Suite 950
                          Minneapolis, Minnesota 55416

                                  ADMINISTRATOR
                        Firstar Mutual Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                         Milwaukee, Wisconsin 53202-5207

                              SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the applicable Fund no later than four months prior to the date proxy statements are mailed to shareholders.


Dated: August 23, 2000                             James E. Nicholson, SECRETARY

                                      PROXY

                    AMERICAN EAGLE CAPITAL APPRECIATION FUND
                    (A SERIES OF AMERICAN EAGLE FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN EAGLE FUNDS, INC.


         The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of American Eagle Capital Appreciation Fund (the "Fund"), a series of American Eagle Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on Wednesday, September 20 , 2000, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.



THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

         1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

         |_| FOR all nominees listed below        |_| WITHHOLD AUTHORITY to vote
         (except as marked to the contrary below) for all nominees listed below

         INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

         James R. Jundt    John E. Clute     Floyd Hall     Demetre M. Nicoloff

         Darrell R. Wells     Clark W. Jernigan    Marcus E. Jundt


         2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

         |_| FOR all modifications listed below       |_| AGAINST all
         (except as marked to the contrary below)         modifications listed
                                                          below

         |_| ABSTAIN for all modifications listed below
         (except as marked to the contrary below)

         INSTRUCTION: To vote FOR any modification, circle the modification listed below. To vote AGAINST any modification, strike a line through the modification listed below.

         A. Modify investment restriction regarding borrowing and the issuance of senior securities

         B. Modify investment restriction regarding concentration in a particular industry

         C. Modify investment restriction regarding investments in real estate

         D. Modify investment restriction regarding investments in commodities

         E.       Modify investment restriction regarding lending


3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

                 |_| FOR       |_| AGAINST       |_| ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                          [NAME OF SHAREHOLDER]


Dated: ________, 2000                     Signature: ________________________

                                      PROXY

                           AMERICAN EAGLE TWENTY FUND
                    (A SERIES OF AMERICAN EAGLE FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN EAGLE FUNDS, INC.


         The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of American Eagle Twenty Fund (the "Fund"), a series of American Eagle Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on Wednesday, September 20 , 2000, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.



THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

         |_| FOR all nominees listed below        |_| WITHHOLD AUTHORITY to vote
         (except as marked to the contrary below) for all nominees listed below

         INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

         James R. Jundt    John E. Clute    Floyd Hall    Demetre M. Nicoloff

         Darrell R. Wells    Clark W. Jernigan    Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

         |_| FOR all modifications listed below        |_| AGAINST all
         (except as marked to the contrary below)      modifications listed
                                                       below

         |_| ABSTAIN for all modifications listed below
         (except as marked to the contrary below)

         INSTRUCTION: To vote FOR any modification, circle the modification listed below. To vote AGAINST any modification, strike a line through the modification listed below.

         A. Modify investment restriction regarding borrowing and the issuance of senior securities

         B. Modify investment restriction regarding concentration in a particular industry

         C. Modify investment restriction regarding investments in real estate

         D. Modify investment restriction regarding investments in commodities

         E.       Modify investment restriction regarding lending


3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

                 |_| FOR        |_| AGAINST        |_| ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                           [NAME OF SHAREHOLDER]


Dated: ________, 2000                      Signature: ________________________

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT, is made and entered into this ____ day of _________, ____, by and between _______________________ (the "Fund"), a separately managed series of American Eagle Funds, Inc., a Minnesota corporation (the "Company"), and Jundt Associates, Inc., a Minnesota corporation (the "Adviser").

1.       INVESTMENT ADVISORY SERVICES

         The Company, for and on behalf of the Fund, hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund.

         The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Company's Articles of Incorporation, By-Laws and Registration Statement on Form N-1A and any representations contained in the Prospectus and Statement of Additional Information of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and Statement of Additional Information and (i) as interpreted from time to time by the Board of Directors of the Company and (ii) as may be amended from time to time by the Board of Directors of the Company and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, as now enacted, promulgated or hereafter amended (collectively, the "Investment Company Act"). Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's assets and making and execution of all investment decisions for the Fund. The Adviser shall report to the Board of Directors of the Company regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.

         The Adviser shall, at its own expense, furnish the Fund with suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the Investment Company Act) of the Adviser to serve without compensation from the Fund as directors, officers, or employees of the Company if duly elected to such positions by the shareholders or directors of the Company.

         The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

2.       COMPENSATION FOR SERVICES

         In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser a monthly investment advisory fee determined by applying the annual rate of 1.30% to the Fund's average daily net assets.

         For purposes of the calculation of such fee, the Fund's net assets shall be computed at the times and in the manner specified in the Company's Registration Statement on Form N-1A. Such fee shall be payable on the fifth day of each calendar month for service performed hereunder during the preceding month. The fee applicable during the first and last months that this Agreement is in effect shall be prorated according to the proportion which such portion of the month bears to the full month.

3.       ALLOCATION OF EXPENSES

         In addition to the fees described in Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser in its capacity as the Fund's investment adviser. These Fund expenses include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) interest charges on borrowings; (c) fees and expenses of legal counsel and independent auditors; (d) the Fund's organizational and offering expenses, whether or not advanced by the Adviser; (e) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (f) cost of certificates representing common shares of the Fund and any other expenses (including clerical expenses) of issuance, sale or repurchase of the common shares of the Fund; (g) association membership dues; (h) fees and expenses of registering and making notice filings with respect to the Fund's shares under the appropriate federal and state securities laws; (i) expenses of printing and distributing reports, notices and proxy materials to shareholders; (j) costs of annual and special shareholders' meetings; (k) expenses of filing reports and other documents with governmental agencies; (l) charges and expenses of the Fund's administrator, custodian, registrar, transfer agent and dividend disbursing agent; (m) expenses of disbursing dividends and distributions; (n) compensation of the Fund's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a) of the Investment Company Act) of the Adviser; (o) the cost of other personnel providing services to the Fund; (p) travel expenses for attendance of Board of Directors meetings by all members of the Board of Directors of the Fund; (q) insurance expenses; (r) costs of stationery and supplies; and (s) any extraordinary expenses of a nonrecurring nature.

4.       FREEDOM TO DEAL WITH THIRD PARTIES

         The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

5.       EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective as of the day and date first above written (the "Effective Date"). Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

         Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect through November 4, 2001, and thereafter shall continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Company's Board of Directors who are not parties to the Agreement or interested persons (as defined in the Investment Company Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on approval and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund or (ii) the vote of a majority of the Company's Board of Directors.

         This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding shares of the Fund, upon sixty (60) days written notice to the Adviser. The Adviser may terminate this Agreement without penalty on ninety (90) days written notice to the Company. This Agreement shall automatically terminate in the event of its assignment as defined in the Investment Company Act. This Agreement shall automatically terminate upon completion of the dissolution, liquidation and winding up of the Fund.

6.       LIMITATION OF LIABILITY

         The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

7.       AMENDMENTS TO AGREEMENT

         THIS AGREEMENT MAY BE AMENDED IN THE MANNER PRESCRIBED BY THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OR ANY SUCCESSOR STATUTE. IF THE INVESTMENT COMPANY ACT WERE TO REQUIRE SHAREHOLDER APPROVAL OF SUCH AMENDMENT, THE APPROVAL SHALL MEAN A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT, WHICH MEANS THE LESSER OF THE VOTE OF (a) 67% OF THE SHARES OF THE FUND PRESENT AT A MEETING WHERE MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT IN PERSON OR BY PROXY, OR (b) MORE THAN 50% OF THE OUTSTANDING SHARES OF THE FUND.

8.       NOTICES

         Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

9.       NAME

         The Fund may use "American Eagle" as part of its name for so long as the Adviser serves as investment adviser to the Fund. The Adviser may at any time permit others, including companies registered under the Investment Company Act to use the name "American Eagle".

         IN WITNESS WHEREOF, the Company and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       AMERICAN EAGLE FUNDS, INC.


                                       By:  ____________________________
                                          Its: ___________________________


                                       JUNDT ASSOCIATES, INC.


                                       By:  ____________________________
                                          Its: ___________________________